Exhibit 99.1

Apple reports third quarter results

June quarter records for Revenue and EPS

Services revenue reaches new all-time high

CUPERTINO, CALIFORNIA — Apple® today announced financial results for its fiscal 2024 third quarter ended June 29, 2024. The Company posted quarterly revenue of $85.8 billion, up 5 percent year over year, and quarterly earnings per diluted share of $1.40, up 11 percent year over year.

“Today Apple is reporting a new June quarter revenue record of $85.8 billion, up 5 percent from a year ago,” said Tim Cook, Apple’s CEO. “During the quarter, we were excited to announce incredible updates to our software platforms at our Worldwide Developers Conference, including Apple Intelligence, a breakthrough personal intelligence system that puts powerful, private generative AI models at the core of iPhone, iPad, and Mac. We very much look forward to sharing these tools with our users, and we continue to invest significantly in the innovations that will enrich our customers’ lives, while leading with the values that drive our work.”

“During the quarter, our record business performance generated EPS growth of 11 percent and nearly $29 billion in operating cash flow, allowing us to return over $32 billion to shareholders,” said Luca Maestri, Apple’s CFO. “We are also very pleased that our installed base of active devices reached a new all-time high in all geographic segments, thanks to very high levels of customer satisfaction and loyalty.”

Apple’s board of directors has declared a cash dividend of $0.25 per share of the Company’s common stock. The dividend is payable on August 15, 2024 to shareholders of record as of the close of business on August 12, 2024.

Apple will provide live streaming of its Q3 2024 financial results conference call beginning at 2:00 p.m. PT on August 1, 2024 at apple.com/investor/earnings-call. The webcast will be available for replay for approximately two weeks thereafter.

Apple periodically provides information for investors on its corporate website, apple.com, and its investor relations website, investor.apple.com. This includes press releases and other information about financial performance, reports filed or furnished with the SEC, information on corporate governance, and details related to its annual meeting of shareholders.

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation those about payment of the Company’s quarterly dividend and future business plans. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Risks and uncertainties include without limitation: effects of global and regional economic conditions, including as a result of government policies, war, terrorism, natural disasters, and public health issues; risks relating to the design, manufacture, introduction, and transition of products and services in highly competitive and rapidly changing markets, including from reliance on third parties for components, technology, manufacturing, applications, and content; risks relating to information technology system failures, network disruptions, and failure to protect, loss of, or unauthorized access to, or release of, data; and effects of unfavorable legal proceedings, government investigations, and complex and changing laws and regulations. More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company assumes no obligation to update any forward-looking statements, which speak only as of the date they are made.

Apple revolutionized personal technology with the introduction of the Macintosh in 1984. Today, Apple leads the world in innovation with iPhone, iPad, Mac, AirPods, Apple Watch, and Apple Vision Pro. Apple’s six software platforms — iOS, iPadOS, macOS, watchOS, visionOS, and tvOS — provide seamless experiences across all Apple devices and empower people with breakthrough services including the App Store, Apple Music, Apple Pay, iCloud, and Apple TV+. Apple’s more than 150,000 employees are dedicated to making the best products on earth and to leaving the world better than we found it.

Press Contact:
Josh Rosenstock
Apple
jrosenstock@apple.com
(408) 862-1142

Investor Relations Contact:
Suhasini Chandramouli
Apple
suhasini@apple.com
(408) 974-3123

NOTE TO EDITORS: For additional information visit Apple Newsroom (www.apple.com/newsroom), or email Apple’s Media Helpline at media.help@apple.com.

© 2024 Apple Inc. All rights reserved. Apple and the Apple logo are trademarks of Apple. Other company and product names may be trademarks of their respective owners.

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In millions, except number of shares, which are reflected in thousands, and per-share amounts)

	Three Months Ended		Nine Months Ended
	June 29, 2024	July 1, 2023	June 29, 2024	July 1, 2023
Net sales:
Products	$61,564	$60,584	$224,908	$230,901
Services	24,213	21,213	71,197	62,886
Total net sales (1)	85,777	81,797	296,105	293,787
Cost of sales:
Products	39,803	39,136	140,667	146,696
Services	6,296	6,248	18,634	18,370
Total cost of sales	46,099	45,384	159,301	165,066
Gross margin	39,678	36,413	136,804	128,721

Operating expenses:
Research and development	8,006	7,442	23,605	22,608
Selling, general and administrative	6,320	5,973	19,574	18,781
Total operating expenses	14,326	13,415	43,179	41,389

Operating income	25,352	22,998	93,625	87,332
Other income/(expense), net	142	(265)	250	(594)
Income before provision for income taxes	25,494	22,733	93,875	86,738
Provision for income taxes	4,046	2,852	14,875	12,699
Net income	$21,448	$19,881	$79,000	$74,039

Earnings per share:
Basic	$1.40	$1.27	$5.13	$4.69
Diluted	$1.40	$1.26	$5.11	$4.67
Shares used in computing earnings per share:
Basic	15,287,521	15,697,614	15,401,047	15,792,497
Diluted	15,348,175	15,775,021	15,463,175	15,859,263

(1) Net sales by reportable segment:
Americas	$37,678	$35,383	$125,381	$122,445
Europe	21,884	20,205	76,404	71,831
Greater China	14,728	15,758	51,919	57,475
Japan	5,097	4,821	19,126	18,752
Rest of Asia Pacific	6,390	5,630	23,275	23,284
Total net sales	$85,777	$81,797	$296,105	$293,787

(1) Net sales by category:
iPhone	$39,296	$39,669	$154,961	$156,778
Mac	7,009	6,840	22,240	21,743
iPad	7,162	5,791	19,744	21,857
Wearables, Home and Accessories	8,097	8,284	27,963	30,523
Services	24,213	21,213	71,197	62,886
Total net sales	$85,777	$81,797	$296,105	$293,787

Apple Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(In millions, except number of shares, which are reflected in thousands, and par value)

	June 29, 2024	September 30, 2023
ASSETS:
Current assets:
Cash and cash equivalents	$25,565	$29,965
Marketable securities	36,236	31,590
Accounts receivable, net	22,795	29,508
Vendor non-trade receivables	20,377	31,477
Inventories	6,165	6,331
Other current assets	14,297	14,695
Total current assets	125,435	143,566

Non-current assets:
Marketable securities	91,240	100,544
Property, plant and equipment, net	44,502	43,715
Other non-current assets	70,435	64,758
Total non-current assets	206,177	209,017
Total assets	$331,612	$352,583

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$47,574	$62,611
Other current liabilities	60,889	58,829
Deferred revenue	8,053	8,061
Commercial paper	2,994	5,985
Term debt	12,114	9,822
Total current liabilities	131,624	145,308

Non-current liabilities:
Term debt	86,196	95,281
Other non-current liabilities	47,084	49,848
Total non-current liabilities	133,280	145,129
Total liabilities	264,904	290,437

Commitments and contingencies

Shareholders’ equity:
Common stock and additional paid-in capital, $0.00001 par value: 50,400,000 shares authorized; 15,222,259 and 15,550,061 shares issued and outstanding, respectively	79,850	73,812
Accumulated deficit	(4,726)	(214)
Accumulated other comprehensive loss	(8,416)	(11,452)
Total shareholders’ equity	66,708	62,146
Total liabilities and shareholders’ equity	$331,612	$352,583

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(In millions)

	Nine Months Ended
	June 29, 2024	July 1, 2023
Cash, cash equivalents and restricted cash, beginning balances	$30,737	$24,977

Operating activities:
Net income	79,000	74,039
Adjustments to reconcile net income to cash generated by operating activities:
Depreciation and amortization	8,534	8,866
Share-based compensation expense	8,830	8,208
Other	(1,964)	(1,651)
Changes in operating assets and liabilities:
Accounts receivable, net	6,697	7,609
Vendor non-trade receivables	11,100	13,111
Inventories	41	(2,570)
Other current and non-current assets	(5,626)	(4,863)
Accounts payable	(15,171)	(16,790)
Other current and non-current liabilities	2	2,986
Cash generated by operating activities	91,443	88,945

Investing activities:
Purchases of marketable securities	(38,074)	(20,956)
Proceeds from maturities of marketable securities	39,838	27,857
Proceeds from sales of marketable securities	7,382	3,959
Payments for acquisition of property, plant and equipment	(6,539)	(8,796)
Other	(1,117)	(753)
Cash generated by investing activities	1,490	1,311

Financing activities:
Payments for taxes related to net share settlement of equity awards	(5,163)	(5,119)
Payments for dividends and dividend equivalents	(11,430)	(11,267)
Repurchases of common stock	(69,866)	(56,547)
Proceeds from issuance of term debt, net	—	5,228
Repayments of term debt	(7,400)	(11,151)
Repayments of commercial paper, net	(2,985)	(5,971)
Other	(191)	(508)
Cash used in financing activities	(97,035)	(85,335)

Increase/(Decrease) in cash, cash equivalents and restricted cash	(4,102)	4,921
Cash, cash equivalents and restricted cash, ending balances	$26,635	$29,898

Supplemental cash flow disclosure:
Cash paid for income taxes, net	$19,230	$7,020